Exhibit 10.1
4,701,100 shares
HANA BIOSCIENCES, INC.
Common Stock, $0.001 par value
PLACEMENT AGENCY AGREEMENT
May 16, 2006
Lehman Brothers Inc.
Jefferies & Company, Inc.
Oppenheimer & Co. Inc.
c/o Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019
Ladies and Gentlemen:
     Hana Biosciences, Inc., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell 4,701,100 shares (the “Shares”) of the Company’s common stock, par value $.001 per share (the “Common Stock”) to certain investors (collectively, the “Investors”). The Company desires to engage Lehman Brothers Inc. (the “Representative”), Jefferies & Company, Inc. and Oppenheimer & Co. Inc. as its placement agents as named in Schedule 1 attached hereto (each, a “Placement Agent” and collectively, the “Placement Agents”) in connection with such issuance and sale. The Shares are more fully described in the Registration Statement (as herein defined).
         1. Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees that:
     (a) A registration statement on Form S-3 (Registration No. 333-133372) relating to the Shares has (i) been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder; (ii) been filed with the Commission under the Securities Act; and (iii) become effective under the Securities Act. Copies of such registration statement and any amendment thereto have been delivered by the Company to you as the Representative. As used in this Agreement:
     (i) “Applicable Time” means 8:30 a.m. (New York City time) on the date of this Agreement;
     (ii) “Effective Date” means the date and time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission;

     (iii) “Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) prepared by or on behalf of the Company or used or referred to by the Company in connection with the offering of the Shares;
     (iv) “Preliminary Prospectus” means any preliminary prospectus or prospectus subject to completion included in the Registration Statement or filed with the Commission pursuant to Rule 424(b), including any prospectus supplement included therein, under the Securities Act;
     (v) “Pricing Disclosure Package” means, as of the Applicable Time, the most recent Preliminary Prospectus, together with each Issuer Free Writing Prospectus filed or used by the Company on or before the Applicable Time, other than a road show that is an Issuer Free Writing Prospectus but is not required to be filed under Rule 433 of the Rules and Regulations.
     (vi) “Prospectus” means the final prospectus relating to the Shares filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations including any prospectus supplement included therein; and
     (vii) “Registration Statement” means such registration statement (Registration No. 333-133372), as amended as of the Effective Date, including any Preliminary Prospectus and all exhibits and information deemed to be part of the registration statement.
     Any reference to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Form S-3 under the Securities Act as of the date of such Preliminary Prospectus or the Prospectus, as the case may be. Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement or filed pursuant to Rule 424(b) prior to or on the date hereof. Any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and before the date of such amendment or supplement and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Company on Form 10-K filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Date and before the date of such amendment that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding or examination for such purpose has been instituted or threatened by the Commission.

     (b) The Company was not at the time of initial filing of the Registration Statement and at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Rules and Regulations) of the Shares, is not on the date hereof and will not be on the Closing Date an “ineligible issuer” (as defined in Rule 405). The Company has been since the time of initial filing of the Registration Statement and continues to be eligible to use Form S-3 for the offering of the Shares.
     (c) The Registration Statement conformed and will conform in all material respects on the Effective Date and on the Closing Date, and any amendment to the Registration Statement filed after the date hereof will conform in all material respects when filed, to the requirements of the Securities Act and the Rules and Regulations. The Preliminary Prospectus conformed, and the Prospectus will conform, in all material respects when filed with the Commission pursuant to Rule 424(b) and on the Closing Date to the requirements of the Securities Act and the Rules and Regulations. The documents incorporated by reference in any Preliminary Prospectus or the Prospectus conformed, when filed with the Commission, in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder.
     (d) The Registration Statement did not, as of the Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Company through the Placement Agents by or on behalf of any Placement Agent specifically for inclusion therein, which information is specified in Section 7(e).
     (e) The Prospectus will not, as of its date and on the Closing Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Placement Agents by or on behalf of any Placement Agent specifically for inclusion therein, which information is specified in Section 7(e).
     (f) The documents incorporated by reference in any Preliminary Prospectus or the Prospectus did not, when filed with the Commission, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     (g) The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the price of the Shares and disclosures directly relating thereto will be included on the cover page of the Prospectus; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Company through the Placement Agents by or on behalf of any Placement Agent specifically for inclusion therein, which information is specified in Section 7(e).
     (h) Each Issuer Free Writing Prospectus (including, without limitation, any road show that is a free writing prospectus under Rule 433), when considered together with the Pricing Disclosure Package as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the price of the Shares and disclosures directly relating thereto will be included on the cover page of the Prospectus; provided that no representation or warranty is made as to information contained in or omitted from such Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company through the Placement Agents by or on behalf of any Placement Agent specifically for inclusion therein, which information is specified in Section 7(e).
     (i) Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations on the date of first use, and the Company has complied with all prospectus delivery and any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Rules and Regulations. The Company has not made any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Placement Agent. The Company has retained in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Rules and Regulations.
     (j) The Company has been duly organized, is validly existing and in good standing as a corporation or other business entity under the laws of its jurisdiction of organization and is duly qualified to do business and in good standing as a foreign corporation or other business entity in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, except where the failure to be so qualified or in good standing could not, in the aggregate, reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations, stockholders’ equity, properties, business or prospects of the Company (a “Material Adverse Effect”); the Company has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged. The Company does not own or control, directly or indirectly, any corporation, association or other entity.
     (k) The Company has an authorized capitalization as set forth in each of the most recent Preliminary Prospectus and the Prospectus, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable, conform to the description thereof contained in each of the most recent Preliminary Prospectus and the Prospectus and were issued in compliance with federal and state securities laws and not in violation of any preemptive right, resale right, right of first refusal or similar right. All of the Company’s options, warrants and other rights to purchase or exchange any securities for shares of the Company’s capital stock have been duly authorized and validly issued, conform to the description thereof contained in each of the most recent Preliminary Prospectus and the Prospectus and were issued in compliance with federal and state securities laws.
     (l) The Shares to be issued and sold by the Company have been duly authorized and, upon payment and delivery, will be validly issued, fully paid and non-assessable, will conform to the description thereof contained in each of the most recent Preliminary Prospectus and the Prospectus, will be issued in compliance with federal and state securities laws and will be free of statutory and contractual preemptive rights, rights of first refusal and similar rights.
     (m) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly and validly authorized, executed and delivered by the Company.
     (n) The execution, delivery and performance of this Agreement by the Company, the consummation of the transactions contemplated hereby and the application of the proceeds from the sale of the Shares as described under “Use of Proceeds” in each of the most recent Preliminary Prospectus and the Prospectus will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, impose any lien, charge or encumbrance upon any property or assets of the Company, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, except for any conflict, breach or violation that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (ii) result in any violation of the provisions of the charter or by-laws (or similar organizational documents) of the Company; or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties or assets.
     (o) No consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body having jurisdiction over the Company or any of their properties or assets is required for the execution, delivery and performance of this Agreement by the Company, the consummation of the transactions contemplated hereby, the application of the proceeds from the sale of the Shares as described under “Use of Proceeds” in each of the most recent Preliminary Prospectus and the Prospectus, except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and sale of the Shares.

     (p) There are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived in writing in connection with the transactions contemplated by this Agreement or otherwise satisfied) to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.
     (q) The Company has not sold or issued any securities that would be integrated with the offering of the Shares contemplated by this Agreement pursuant to the Securities Act, the Rules and Regulations or the interpretations thereof by the Commission.
     (r) The Company has not sustained, since the date of the latest audited financial statements included or incorporated by reference in the most recent Preliminary Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, and since such date, there has not been any change in the capital stock or long-term debt of the Company or any adverse change, or any development involving a prospective adverse change, in or affecting the condition (financial or otherwise), results of operations, stockholders’ equity, properties, management, business or prospects of the Company, in each case except as could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.
     (s) Since the date as of which information is given in the most recent Preliminary Prospectus, the Company has not (i) incurred any liability or obligation, direct or contingent, other than liabilities and obligations that were incurred in the ordinary course of business, (ii) entered into any material transaction not in the ordinary course of business or (iii) declared or paid any dividend on its capital stock.
     (t) The historical financial statements (including the related notes and supporting schedules) included or incorporated by reference in the most recent Preliminary Prospectus comply as to form in all material respects with the requirements of Regulation S-X under the Securities Act and present fairly the financial condition, results of operations and cash flows of the entities purported to be shown thereby at the dates and for the periods indicated and have been prepared in conformity with accounting principles generally accepted in the United States applied on a consistent basis throughout the periods involved.
     (u) J.H. Cohn, LLP, who have certified certain financial statements of the Company, whose report appears in the most recent Preliminary Prospectus or is incorporated by reference therein and who have delivered the initial letter referred to in Section 6(k) hereof, are an independent registered public accounting firm as required by the Securities Act and the Rules and Regulations.

     (v) The Company has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by it, in each case free and clear of all liens, encumbrances and defects, except such as are described in the most recent Preliminary Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company; and all assets held under lease by the Company are held by it under valid, subsisting and enforceable leases, with such exceptions as do not materially interfere with the use made and proposed to be made of such assets by the Company.
     (w) The Company carries, or is covered by, insurance from insurers of recognized financial responsibility in such amounts and covering such risks as is adequate for the conduct of its business and the value of its respective properties and as is customary for companies engaged in a similar business in a similar industry. All policies of insurance of the Company are in full force and effect; the Company is in compliance with the terms of such policies in all material respects; and the Company has not received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance; there are no claims by the Company under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; and the Company does not have any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that could not reasonably be expected to have a Material Adverse Effect.
     (x) The statistical and market-related data included under the captions “Summary” and “Business” in the most recent Preliminary Prospectus and the financial statements of the Company included or incorporated by reference in the most recent Preliminary Prospectus are based on or derived from sources that the Company believes to be reliable and accurate in all material respects.
     (y) The Company is not, and as of the Closing Date and, after giving effect to the offer and sale of the Shares and the application of the proceeds therefrom as described under “Use of Proceeds” in the most recent Preliminary Prospectus and the Prospectus, will not be, (i) an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules and regulations of the Commission thereunder or (ii) a “business development company” (as defined in Section 2(a)(48) of the Investment Company Act).
     (z) Except as described in the most recent Preliminary Prospectus, there are no legal or governmental proceedings pending to which the Company is a party or of which any property or assets of the Company is the subject that could, in the aggregate, reasonably be expected to have a Material Adverse Effect or could, in the aggregate, reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of the transactions contemplated hereby; and to the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or others.

     (aa) There are no legal or governmental proceedings or contracts or other documents of a character required to be described in the Registration Statement or the most recent Preliminary Prospectus or, in the case of documents, to be filed as exhibits to the Registration Statement, that are not described and filed as required. The Company has no knowledge that any other party to any such contract, agreement or arrangement has any intention not to render full performance as contemplated by the terms thereof; and that statements made in the most recent Preliminary Prospectus under the caption “Business—License Agreements,” “Business—Government Regulation” and “Description of Capital Stock,” insofar as they purport to constitute summaries of the terms of statutes, rules or regulations, legal or governmental proceedings or contracts and other documents, constitute accurate summaries of the terms of such statutes, rules and regulations, legal and governmental proceedings and contracts and other documents in all material respects.
     (bb) Except as described in the most recent Preliminary Prospectus, no relationship, direct or indirect, exists between or among the Company, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company, on the other hand, that is required to be described in the most recent Preliminary Prospectus or the Prospectus which is not so described.
     (cc) No labor disturbance by the employees of the Company exists or, to the knowledge of the Company, is imminent that could reasonably be expected to have a Material Adverse Effect.
     (dd) (i) Each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Security Act of 1974, as amended (“ERISA”)) for which the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each a “Plan”) has been maintained in compliance in all material respects with its terms and with the requirements of all applicable statutes, rules and regulations including ERISA and the Code; (ii) with respect to each Plan subject to Title IV of ERISA (a) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur, (b) no “accumulated funding deficiency” (within the meaning of Section 302 of ERISA or Section 412 of the Code), whether or not waived, has occurred or is reasonably expected to occur, (c) the fair market value of the assets under each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan) and (d) neither the Company nor any member of its Controlled Group has incurred, or reasonably expects to incur, any material liability under Title IV of ERISA (other than contributions to the Plan or premiums to the PBGC in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan”, within the meaning of Section 4001(c)(3) of ERISA); and (iii) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.
     (ee) The Company has filed all federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof, subject to permitted extensions, and have paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company, nor does the Company have any knowledge of any tax deficiencies that could, in the aggregate, reasonably be expected to have a Material Adverse Effect.
     (ff) The Company (i) is not in violation of its charter or by-laws (or similar organizational documents), (ii) is not in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is not in violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it or its property or assets or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except in the case of clauses (ii) and (iii), to the extent any such conflict, breach, violation or default could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.
     (gg) The Company (i) makes and keeps accurate books and records and (ii) maintains and has maintained effective internal control over financial reporting as defined in Rule 13a-15 under the Exchange Act and a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorization, (B) transactions are recorded as necessary to permit preparation of the Company’s financial statements in conformity with accounting principles generally accepted in the United States and to maintain accountability for its assets, (C) access to the Company’s assets is permitted only in accordance with management’s general or specific authorization and (D) the recorded accountability for the Company’s assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
     (hh) (i) The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act), (ii) such disclosure controls and procedures are designed to ensure that the information required to be disclosed by the Company in the reports it will file or submit under the Exchange Act is accumulated and communicated to management of the Company, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure to be made and (iii) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.
     (ii) Since the date of the most recent balance sheet of the Company reviewed or audited by J.H. Cohn, LLP and the audit committee of the board of directors of the Company, (i) the Company has not been advised of (A) any significant deficiencies in the design or operation of internal controls that could adversely affect the ability of the Company to record, process, summarize and report financial data, or any material weaknesses in internal controls and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Company, and (ii) since that date, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.
     (jj) There is and has been no failure on the part of the Company and any of the Company’s directors or officers, in their capacities as such, to comply with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.
     (kk) The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies” in the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q accurately and fully describes (A) the accounting policies that the Company believes are the most important in the portrayal of the Company’s financial condition and results of operations and that require management’s most difficult, subjective or complex judgments (“Critical Accounting Policies”); (B) the judgments and uncertainties affecting the application of Critical Accounting Policies; and (C) the likelihood that materially different amounts would be reported under different conditions or using different assumptions and an explanation thereof.
     (ll) Except as disclosed in the most recent Preliminary Prospectus, the Company has such certificates, permits, licenses and other approvals or authorizations of governmental or regulatory authorities (“Permits”) as are necessary under applicable law to own its properties and to conduct its business in the manner described in the most recent Preliminary Prospectus (including without limitation all such certificates, authorizations and permits required by the United States Food and Drug Administration (the “FDA”) or any other similar federal, state or foreign agencies or bodies); the Company has fulfilled and performed all of its obligations with respect to the Permits, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any other impairment of the rights of the holder of any such Permits, except as disclosed in or contemplated by the most recent Preliminary Prospectus, except for any of the foregoing that would not reasonably be expected to have a Material Adverse Effect.
     (mm) The preclinical and clinical trials conducted by or on behalf of the Company that are described in the most recent Preliminary Prospectus were and, if still pending, are to the extent required by law being, conducted in compliance with all applicable current Good Laboratory Practices, Good Clinical Practices and local, state and federal laws, rules and regulations in all material respects. The descriptions of the results of such studies and trials contained in the most recent Preliminary Prospectus are accurate and complete in all material respects. The Company is not aware of any studies, tests or trials, the results of which reasonably call into question the studies, tests or clinical trials described or referred to in the most recent Preliminary Prospectus when viewed in the context in which such results are described and the clinical state of development. The Company has not received any notices or correspondence from the FDA or other governmental agency requiring the termination, suspension or material modification of any clinical trials conducted by, or on behalf, of the Company or in which the Company has participated.
     (nn) The Company owns or possesses adequate rights to all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of its business as described in the most recent Preliminary Prospectus or presently utilized by it and has no reason to believe that the conduct of its business as described in the most recent Preliminary Prospectus infringes or will conflict with, and has not received any notice of infringement or any claim of conflict with, any such rights of others.
     (oo) The Company has duly and properly filed or caused to be filed with the United States Patent and Trademark Office (the “PTO”) and applicable foreign and international patent authorities all patent applications owned by the Company (the “Company Patent Applications”). To the knowledge of the Company, the Company has complied with the PTO’s duty of candor and disclosure for the Company Patent Applications and has made no material misrepresentation in the Company Patent Applications. The Company is not aware of any information material to a determination of patentability regarding the Company Patent Applications not called to the attention of the PTO or similar foreign authority. The Company is not aware of any information not called to the attention of the PTO or similar foreign authority that would preclude the grant of a patent for the Company Patent Applications. The Company has no knowledge of any information that would preclude the Company from having clear title to the Company Patent Applications.
     (pp) Except as described in the most recent Preliminary Prospectus, (A) there are no proceedings that are pending, or known to be contemplated, against the Company under any laws, regulations, ordinances, rules, orders, judgments, decrees, permits or other legal requirements of any governmental authority, including without limitation any international, national, state, provincial, regional, or local authority, relating to the protection of human health or safety, the environment, or natural resources, or to hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”) in which a governmental authority is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $100,000 or more will be imposed, (B) the Company is not aware of any issues regarding compliance with Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that could reasonably be expected to have a material effect on the capital expenditures, earnings or competitive position of the Company, and (C) the Company does not anticipate material capital expenditures relating to Environmental Laws.
     (qq) The Company is not in violation of and has not received notice of any violation with respect to any federal or state law relating to discrimination in the hiring, promotion or pay of employees, nor any applicable federal or state wage and hour laws, nor any state law precluding the denial of credit due to the neighborhood in which a property is situated, the violation of any of which could reasonably be expected to have a Material Adverse Affect.

     (rr) Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.
     (ss) The operations of the Company are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened, except, in each case, as would not reasonably be expected to have a Material Adverse Effect.
     (tt) Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.
     (uu) The Company has not distributed and, prior to the later to occur of the Closing Date and completion of the distribution of the Shares, will not distribute any offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectus, the Prospectus, or any Issuer Free Writing Prospectus to which the Placement Agent have consented in accordance with Section 1(i) or Section 4(a)(vi).
     (vv) The Company has not taken and will not take, directly or indirectly, any action designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the shares of the Shares.
     (ww) The Shares has been approved for listing, subject to official notice of issuance, in The NASDAQ National Market.
          Any certificate signed by any officer of the Company and delivered to the Placement Agent or counsel for the Placement Agent in connection with the offering of the Shares shall be deemed a representation and warranty by the Company, as to matters covered thereby, to the Placement Agent.

          2. Placement of the Shares by the Placement Agents. On the basis of the representations and warranties and agreements of the Company contained in, and subject to the terms and conditions of, this Agreement, the Placement Agents agree to act as the Company’s exclusive placement agents in connection with the issuance and sale, on a best efforts basis, by the Company of the Shares to the Investors. Upon the occurrence of the Closing (as hereinafter defined), the Company shall pay to the Representative on behalf of the Placement Agents 6.0% of the proceeds received by the Company from the sale of the Shares to all Investors (the “Placement Agent Fee”), provided, however, that no Placement Agent Fee shall be paid with respect to any of the Shares sold to any officer or director of the Company or any affiliate of an officer or director of the Company.
          3. Delivery of and Payment for the Shares. Concurrently with the execution and delivery of this Agreement, the Company, the Representative, and JPMorgan Chase Bank, as escrow agent (the "Escrow Agent”), shall enter into an Escrow Agreement substantially in the form of Exhibit A attached hereto (the “Escrow Agreement”), pursuant to which an escrow account will be established, at the Company’s expense, for the benefit of the Company and the Investors (the “Escrow Account”). Prior to the Closing Date (as hereinafter defined), each of the Investors will deposit in the Escrow Account an amount equal to the price per Share as shown on the cover page of the Prospectus multiplied by the number of Shares to be purchased by such Investor (such amounts in the aggregate are herein referred to as the “Escrow Funds”). At 9:00 a.m., New York City time, on May 19, 2006 or at such other time on such other date as may be agreed upon by the Company and the Placement Agent (such date is hereinafter referred to as the “Closing Date”), the Escrow Agent will disburse the Escrow Funds from the Escrow Account to the Company, the Placement Agent and the Escrow Agent as provided in the Escrow Agreement, and the Company shall deliver the Shares to the Investors, which delivery may be made through the facilities of The Depository Trust Company. The closing of the sale of the Shares to the Investors (the “Closing”) shall take place at the offices of Maslon Edelman Borman & Brand, LLP. All actions taken at the Closing shall be deemed to have occurred simultaneously.
     Certificates evidencing the Shares shall be in definitive form and shall be registered in such names and in such denominations as the Placement Agent shall request by written notice to the Company and the Company shall deliver the Shares to the Investors on the Closing Date, which delivery may be made through the facilities of the Depository Trust Company.
          4. Further Agreements of the Company and the Placement Agents. (a) The Company agrees:
     (i) To prepare the Prospectus in a form approved by the Placement Agents and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the Closing Date except as provided herein; to advise the Placement Agents, promptly after it receives notice thereof, of the time when any amendment or supplement to the Registration Statement or the Prospectus has been filed and to furnish the Placement Agents with copies thereof; to advise the Placement Agents, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding or examination for any such purpose or of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;
     (ii) To furnish promptly to the Representative and to counsel for the Representative a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;
     (iii) To deliver promptly to the Placement Agents such number of the following documents as the Placement Agents shall reasonably request: (A) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the computation of per share earnings), (B) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus, (C) each Issuer Free Writing Prospectus and (D) any document incorporated by reference in any Preliminary Prospectus or the Prospectus; and, if the delivery of a prospectus is required at any time after the date hereof in connection with the offering or sale of the Shares or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Placement Agents and, to file such document and to prepare and furnish without charge to the Placement Agents as many copies as the Placement Agents may from time to time reasonably request of an amended or supplemented Prospectus that will correct such statement or omission or effect such compliance;
     (iv) To file promptly with the Commission any amendment or supplement to the Registration Statement or the Prospectus that may, in the judgment of the Company or the Placement Agents, be required by the Securities Act or requested by the Commission;
     (v) Prior to filing with the Commission any amendment or supplement to the Registration Statement or the Prospectus, any document incorporated by reference in the Prospectus or any amendment to any document incorporated by reference in the Prospectus, to furnish a copy thereof to the Placement Agents and counsel for the Representative and obtain the consent of the Placement Agent to the filing;
     (vi) Not to make any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representative.

     (vii) To retain in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses not required to be filed pursuant to the Rules and Regulations; and if at any time after the date hereof any events shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus, to notify the Placement Agents and, upon their request, to file such document and to prepare and furnish without charge to the Placement Agents as many copies as the Placement Agents may from time to time reasonably request of an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance;
     (viii) As soon as practicable after the Effective Date (it being understood that the Company shall have until at least 400 or, if the fourth quarter following the fiscal quarter that includes the Effective Date is the last fiscal quarter of the Company’s fiscal year, 425 days after the end of the Company’s current fiscal quarter), to make generally available to the Company’s security holders and to deliver to the Placement Agents an earnings statement of the Company (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158);
     (ix) Promptly from time to time to take such action as the Placement Agents may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as the Placement Agents may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares; provided that in connection therewith the Company shall not be required to (i) qualify as a foreign corporation in any jurisdiction in which it would not otherwise be required to so qualify, (ii) file a general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any jurisdiction in which it would not otherwise be subject;
     (x) For a period commencing on the date hereof and ending on the 90th day after the date of the Prospectus (the “Lock-Up Period”), not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the Shares and shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights, and other than shares the Company may become obligated to issue to Inex Pharmaceuticals Corporation (“Inex”) pursuant to the terms of the Registration Rights Agreement between the Company and Inex dated May 6, 2006), or sell or grant options, rights or warrants with respect to any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the grant of options pursuant to option plans existing on the date hereof), (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, (3) make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock or any other securities of the Company (other than any registration statement on Form S-8, and other than the filing of a registration statement for the resale of 1,118,568 shares of Common Stock issued to Inex as of May 6, 2006 pursuant to the terms of the Registration Rights Agreement between the Company and Inex dated May 6, 2006) or (4) publicly disclose the intention to do any of the foregoing, for a period commencing on the date hereof and ending on the expiration of the Lock Up Period and to cause each officer, director and stockholder of the Company set forth on Schedule 2 hereto to furnish to the Representative, prior to the Closing Date, a letter or letters, substantially in the form of Exhibit B hereto (the “Lock-Up Agreements”); notwithstanding the foregoing, if (1) during the last 17 days of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Section 6 shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event, unless Lehman Brothers Inc. waives such extension in writing. The Company hereby further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Section 4(x) during the period from the date of this Lock-Up Letter Agreement to and including the 34th day following the expiration of the Lock-Up Period, it will give notice thereof to Lehman Brothers Inc. and will not consummate such transaction or take any such action unless it has received written confirmation from Lehman Brothers Inc. that the Lock-Up Period (as such may have been extended pursuant to this paragraph) has expired; and
     (xi) To apply the net proceeds from the sale of the Shares being sold by the Company as set forth in the Prospectus.
            (b) Each Placement Agent agrees that it shall not include any “issuer information” (as defined in Rule 433) in any “free writing prospectus” (as defined in Rule 405) used or referred to by such Placement Agent without the prior written consent of the Company (any such issuer information with respect to whose use the Company has given its written consent, “Permitted Issuer Information”); provided that (i) no such consent shall be required with respect to any such issuer information contained in any document filed by the Company with the Commission prior to the use of such free writing prospectus and (ii) “issuer information,” as used in this Section 4(b), shall not be deemed to include information prepared by or on behalf of a Placement Agent on the basis of or derived from issuer information.
          5. Expenses. The Company agrees, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to pay all costs, expenses, fees and taxes incident to and in connection with (a) the authorization, issuance, sale and delivery of the Shares and any stamp duties or other taxes payable in that connection, and the preparation and printing of certificates for the Shares; (b) the preparation, printing and filing under the Securities Act of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto; (c) the distribution of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto, or any document incorporated by reference therein, all as provided in this Agreement; (d) the production and distribution of this Agreement, any supplemental agreement among Placement Agents, and any other related documents in connection with the offering, purchase, sale and delivery of the Shares; (e) any required review by the National Association of Securities Dealers, Inc. (the “NASD”) of the terms of sale of the Shares (including related fees and expenses of counsel to the Placement Agent); (f) the listing of the Shares on The NASDAQ National Market; (g) the qualification of the Shares under the securities laws of the several jurisdictions as provided in Section 4(a)(ix) and the preparation, printing and distribution of a Blue Sky Memorandum (including related fees and expenses of counsel to the Representative); (h) the investor presentations on any “road show” undertaken in connection with the marketing of the Shares, including, without limitation, expenses associated with any electronic roadshow, travel and lodging expenses of the representatives and officers of the Company and the cost of any aircraft chartered in connection with the road show; (i) the reasonable expenses of the Representative (including reasonable fees and expenses of counsel to the Representative in an amount not to exceed $75,000) incurred in connection with its acting as a Placement Agent hereunder; and (j) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement.
          6. Conditions of Placement Agents’ Obligations. The respective obligations of the Placement Agents hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:
            (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 4(a)(i); the Company shall have complied with all filing requirements applicable to any Issuer Free Writing Prospectus used or referred to after the date hereof; no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding or examination for such purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.
            (b) The Placement Agents shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Registration Statement, the Prospectus or the Pricing Disclosure Package, or any amendment or supplement thereto, contains an untrue statement of a fact which, in the opinion of Cooley Godward LLP, counsel for the Representative, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

            (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Shares, the Registration Statement, the Prospectus and any Issuer Free Writing Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Representative, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.
            (d) Maslon Edelman Borman & Brand, LLP shall have furnished to the Placement Agents its written opinion, as counsel to the Company, addressed to the Placement Agents and dated the Closing Date, in form and substance reasonably satisfactory to the Representative, substantially in the form attached hereto as Exhibit C.
            (e) Carter Ledyard & Milburn LLP shall have furnished to the Placement Agents its written opinion, as counsel to the Company, addressed to the Placement Agents and dated the Closing Date, in form and substance reasonably satisfactory to the Representative, substantially in the form attached hereto a Exhibit D.
            (f) Jones, Day, shall have furnished to the Placement Agents their written opinion, as counsel to the Company, addressed to the Placement Agents and dated the Closing Date, in form and substance reasonably satisfactory to the Representative, substantially in the form attached hereto as Exhibit E-1.
            (g) SEED IP shall have furnished to the Placement Agents their written opinion, as counsel to the Company, addressed to the Placement Agents and dated the Closing Date, in form and substance reasonably satisfactory to the Representative, substantially in the form attached hereto as Exhibit E-2.
            (h) Lahive & Cockfield shall have furnished to the Placement Agents their written opinion, as counsel to the Company, addressed to the Placement Agents and dated the Closing Date, in form and substance reasonably satisfactory to the Representative, substantially in the form attached hereto as Exhibit E-3.
            (i) The Placement Agents shall have received from Cooley Godward LLP, counsel for the Representative, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Shares, the Registration Statement, the Prospectus and the Pricing Disclosure Package and other related matters as the Representative may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.
            (j) At the time of execution of this Agreement, the Placement Agents shall have received from J.H. Cohn, LLP a letter, in form and substance satisfactory to the Representative, addressed to the Placement Agents and dated the date hereof (i) confirming that they are a registered independent public accounting firm within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the

Commission, and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the most recent Preliminary Prospectus, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to Placement Agents in connection with registered public offerings.
            (k) With respect to the letter of J.H. Cohn, LLP referred to in the preceding paragraph and delivered to the Placement Agents concurrently with the execution of this Agreement (the “initial letter”), the Company shall have furnished to the Placement Agents a letter (the “bring-down letter”) of such accountants, addressed to the Placement Agents and dated the Closing Date (i) confirming that they are a registered independent public accounting firm within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.
            (l) The Company shall have furnished to the Placement Agents a certificate, dated the Closing Date, of its Chief Executive Officer and its Chief Financial Officer stating that:
     (i) The representations, warranties and agreements of the Company in Section 1 are true and correct on and as of the Closing Date, and the Company has complied with all its agreements contained herein and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;
     (ii) No stop order suspending the effectiveness of the Registration Statement has been issued; and no proceedings or examination for that purpose have been instituted or, to the knowledge of such officers, threatened; and
     (iii) They have carefully examined the Registration Statement, the Prospectus and the Pricing Disclosure Package, and, in their opinion, (A) (1) the Registration Statement, as of the Effective Date, (2) the Prospectus, as of its date and on the applicable Closing Date, or (3) the Pricing Disclosure Package, as of the Applicable Time, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (except in the case of the Registration Statement, in the light of the circumstances under which they were made) not misleading, except, in the case of the Pricing Disclosure Package, that the price of the Shares and disclosures directly relating thereto are included on the cover page of the Prospectus, and (B) since the Effective Date, no event has occurred that should have been set forth in a supplement or amendment to the

Registration Statement, the Prospectus or any Issuer Free Writing Prospectus that has not been so set forth;
            (m) Except as described in the most recent Preliminary Prospectus, (i) the Company shall not have sustained, since the date of the latest audited financial statements included or incorporated by reference in the most recent Preliminary Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, stockholders’ equity, properties, management, business or prospects of the Company, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered on the Closing Date on the terms and in the manner contemplated in the Prospectus.
            (n) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), as to make it, in the judgment of the Representative, impracticable or inadvisable to proceed with the public offering or delivery of the Shares being delivered on the Closing Date on the terms and in the manner contemplated in the Prospectus.
            (o) The NASDAQ National Market, Inc. shall have approved the Shares for listing, subject only to official notice of issuance.
            (p) The Lock-Up Agreements between the Placement Agents and the officers, directors and stockholders of the Company set forth on Schedule 2, delivered to the Representative on or before the date of this Agreement, shall be in full force and effect on the Closing Date.

               All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Representative.
          7. Indemnification and Contribution.
     (a) The Company shall indemnify and hold harmless each Placement Agent, its directors, officers and employees and each person, if any, who controls such Placement Agent within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Shares), to which such Placement Agent, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, the Registration Statement, the Prospectus or in any amendment or supplement thereto, (B) any Issuer Free Writing Prospectus or in any amendment or supplement thereto or (C) any Permitted Issuer Information used or referred to in any “free writing prospectus” (as defined in Rule 405) used or referred to by the Placement Agent, or (D) any Blue Sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company for use therein) specifically for the purpose of qualifying any or all of the Shares under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a “Blue Sky Application”), (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information, or any Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act or any alleged act or failure to act by any Placement Agent in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Placement Agent through its gross negligence or willful misconduct), and shall reimburse each Placement Agent and each such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Placement Agent, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any such amendment or supplement thereto or in any Permitted Issuer Information, or any Blue Sky Application, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Placement Agents by or on behalf of any Placement Agent specifically for inclusion therein, which information consists solely of the information specified in Section 7(e). The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Placement Agent or to any director, officer, employee or controlling person of that Placement Agent.
            (b) Each Placement Agent, severally and not jointly, shall indemnify and hold harmless the Company, its directors, officers and employees, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Blue Sky Application, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Placement Agent furnished to the Company through a Placement Agent by or on behalf of that Placement Agent specifically for inclusion therein, which information is limited to the information set forth in Section 7(e). The foregoing indemnity agreement is in addition to any liability that any Placement Agent may otherwise have to the Company or any such director, officer, employee or controlling person.
            (c) Promptly after receipt by an indemnified party under this Section 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent it has been materially prejudiced by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that a Placement Agent shall have the right to employ counsel to represent such Placement Agent if (i) the Company and the Placement Agent shall have so mutually agreed; (ii) the Company has failed within a reasonable time to retain counsel reasonably satisfactory to the Placement Agent; (iii) the Placement Agent and their respective directors, officers, employees and controlling persons shall have reasonably concluded that there may be legal defenses available to them that are different from or in addition to those available to the Company; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Placement Agent or their respective directors, officers, employees or controlling persons, on the one hand, and the Company, on the other hand, and representation of both sets of parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the Company; provided, however, that the Company shall not be liable for the expenses of more than one such separate counsel (in addition to local counsel) representing the indemnified parties that are subject to such action. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any findings of fact or admissions of fault or culpability as to the indemnified party, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.
            (d) If the indemnification provided for in this Section 7 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and the Placement Agents, on the other, from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Placement Agents, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Placement Agents, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses)

received by the Company, as set forth in the table on the cover page of the Prospectus, on the one hand, and the total underwriting discounts and commissions received by the Placement Agents with respect to the shares of the Shares purchased under this Agreement, as set forth in the table on the cover page of the Prospectus, on the other hand. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Placement Agents, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Placement Agents agree that it would not be just and equitable if contributions pursuant to this Section 7(d) were to be determined by pro rata allocation (even if the Placement Agents were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7(d) shall be deemed to include, for purposes of this Section 7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), no Placement Agent shall be required to contribute any amount in excess of the amount by which the net proceeds from the sale of the Shares underwritten by it exceeds the amount of any damages that such Placement Agent has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Placement Agents’ obligations to contribute as provided in this Section 7(d) are several in proportion to their respective underwriting obligations and not joint.
            (e) The Placement Agents severally confirm and the Company acknowledges and agrees that the paragraph relating to placement agents’ fee and reimbursement of expenses to the Representative appearing under the caption “Plan of Distribution” in, the Prospectus are correct and constitute the only information concerning such Placement Agents furnished in writing to the Company by or on behalf of the Placement Agents specifically for inclusion in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto.
          8. Termination. The obligations of the Placement Agents hereunder may be terminated by the Representative by notice given to and received by the Company prior to delivery of and payment for the Shares if, prior to that time, any of the events described in Sections 6(j) or 6(k) shall have occurred or if the Placement Agent shall decline to purchase the Shares for any reason permitted under this Agreement.
          9. Research Analyst Independence. The Company acknowledges that the Placement Agents’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Placement Agent’s research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of their respective investment banking divisions. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Placement Agent with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company by such Placement Agent’s investment banking divisions. The Company acknowledges that each of the Placement Agents is a full service securities firm and as such from time to time, subject to applicable securities laws, rules and regulations, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the Company; provided, however, that nothing in this Section 9 shall relieve the Placement Agent of any responsibility or liability they may otherwise bear in connection with activities in violation of applicable securities laws, rules and regulations.
          10. No Fiduciary Duty. The Company acknowledges and agrees that in connection with this offering, sale of the Shares or any other services the Placement Agents may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Placement Agents: (i) no fiduciary or agency relationship between the Company and any other person, on the one hand, and the Placement Agents, on the other, exists; (ii) the Placement Agents are not acting as advisors, expert or otherwise, to the Company, including, without limitation, with respect to the determination of the public offering price of the Shares, and such relationship between the Company, on the one hand, and the Placement Agents, on the other, is entirely and solely commercial, based on arms-length negotiations; (iii) any duties and obligations that the Placement Agents may have to the Company shall be limited to those duties and obligations specifically stated herein; and (iv) the Placement Agents and their respective affiliates may have interests that differ from those of the Company. The Company hereby waives any claims that the Company may have against the Placement Agents with respect to any breach of fiduciary duty in connection with the sale of the Shares.
          11. Notices, Etc. All statements, requests, notices and agreements hereunder shall be in writing, and:
     (a) if to the Placement Agents, shall be delivered or sent by mail or facsimile transmission to Lehman Brothers Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Syndicate Registration (Fax: 646-834-8133), with a copy, in the case of any notice pursuant to Section 7(c), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 399 Park Avenue, 10th Floor, New York, New York 10022 (Fax: 212-520-0421); and
     (b) if to the Company, shall be delivered or sent by mail or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: John P. Iparraguirre (Fax: 650-588-2787).
Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Placement Agent by Lehman Brothers Inc.

          12. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Placement Agents, the Company and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the directors, officers and employees of the Placement Agents and each person or persons, if any, who control the Placement Agents within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Placement Agents contained in Section 7(b) of this Agreement shall be deemed to be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 12, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. The term “successors” as used in this Section 12 shall not include any of the Investors.
          13. Survival. The respective indemnities, representations, warranties and agreements of the Company and the Placement Agents contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.
          14. Definition of the Term “Business Day". For purposes of this Agreement, “business day” means each Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.
          15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
          16. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.
          17. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

          If the foregoing correctly sets forth the agreement between the Company and the Placement Agents, please indicate your acceptance in the space provided for that purpose below.

Very truly yours, Hana Biosciences, Inc.
By:	/s/ Mark J. Ahn
	Name:	Mark J. Ahn
	Title:	President & CEO

Accepted:

Lehman Brothers Inc.

By:	/s/ Brian P. Wade Authorized Representative

Jefferies & Company, Inc.

By:	/s/ Annette Grimaldi Authorized Representative

Oppenheimer & Co. Inc.

By:	/s/ Kee Colen

Authorized Representative

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